EXHIBIT 10.7.4


                     PREFERRED TECHNOLOGY PARTNER AGREEMENT


         PREFERRED TECHNOLOGY PARTNER AGREEMENT, dated as of April 16, 1996, between WALSH INTERNATIONAL INC., a Delaware corporation ("Walsh"), and SOURCE INFORMATICS INC., a Delaware corporation ("Source").

         WHEREAS Walsh is engaged in the business of providing sales force management and integrated sales and marketing information services, associated medical professional databases and other services related to those databases to and on behalf of the pharmaceutical industry (the "Walsh Business"); and

         WHEREAS, pursuant to the Master Reorganization Agreement, dated as of the date hereof (the "Master Agreement"), between Walsh and Source, Walsh has agreed to transfer to Source certain of Walsh's assets including its products and services that are based on proprietary databases of prescriptions dispensed in the United States and in other countries and designed to be used by the pharmaceutical industry in sales force compensation, territory realignment and focused promotion (the "Source Business"); and

         WHEREAS, in view of the complementary nature of the Walsh Business and the Source Business, the parties have decided to enter into a development project in order to facilitate the delivery of Source prescription data to its (Source) clients utilizing Walsh technology services.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:


                                    ARTICLE I

                            AGREEMENT TO COLLABORATE

         Section 1.01. Development and Maintenance of Data Interface. Walsh and Source hereby agree to collaborate on the creation, maintenance, modification, updating (including routine updating of the databases and the information contained therein), revising, enhancing and testing of a computer interface (the "Interface") between their respective technologies enabling Source's data on prescriptions dispensed in the United States and any other jurisdiction where Source provides such data ("Prescription Data") to be delivered by Source directly to its client through Walsh technology services, minimizing the need for reprocessing.

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         Section  1.02.  Promotion of  Interface.  Walsh and Source hereby agree that each of them and any of their respective  subsidiaries shall have the right
to  promote  the  Interface  between  their   technologies  in  marketing  their
respective products and services to the pharmaceutical and healthcare industries wherever Source provides Prescription Data. Such promotional activities may include any activities and decision-making related to the commercialization of products and services included in the Walsh Business or the Source Business that
utilize  the  Interface  including,   without  limitation,  all  activities  and
decision-making   relating  to   marketing,   pricing,   product   strategy  and
positioning, detailing, sale, delivery, servicing, and training in the use of such products and services.


                                   ARTICLE II

                        JOINT OBLIGATIONS OF THE PARTIES

         Section 2.01. Development of the Interface. (a) The parties shall meet within no later than 60 days of the date hereof in order to begin development of the Interface.

         (b) Each of Walsh and Source will supply to the other all technical information and data necessary to the design and development, manufacture, testing, operation and maintenance of the Interface. Such information may include only information which the disclosing party has a right to disclose and may include data, techniques, know-how, equipment specifications, equipment performance or other information essential to the development of the Interface.

         Section 2.02. Consulting Services. Each party will provide training and/or consulting services to the other in connection with the development of the Interface.

         Section 2.03. Responsibilities of the Parties to Employees. Each party will be responsible for its own employees and in no event shall any employee of either party be deemed an employee of the other party. Matters governing the terms and conditions of the employment of any employee, such as supervision, compensation, taxes and disability and other benefits, are exclusively the responsibility of the respective party.

         Section 2.04. Managing Coordinators. (a) Each party hereto will promptly designate a Managing Coordinator. Each party may change its Managing Coordinator (or designate a temporary acting Managing Coordinator) at any time and from time to time during the term of this Agreement by notifying the Managing Coordinator for the other party in writing.


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         (b) The Managing Coordinator or his or her designated alternate will be
solely   authorized  to  monitor  schedules  and  progress  of  the  design  and development of the Interface and agree or disagree as to successful completion of the Interface.

         Section 2.05. Reporting. (a) During the term of this Agree- ment, Walsh and Source will meet and will furnish each other with timely progress reports.

         (b) Such reports shall include, but shall not be limited to, the following: (i) progress of work to date, (ii) technical difficulties encountered and their solutions, (iii) anticipated or potential difficulties that may adversely impact schedules, development costs or performance and (iv) action recommended or plans to overcome such anticipated or potential difficulties.

         (c) Such final report shall include a summary of the entire performance hereunder.

         Section 2.06. Joint Promotion. (a) Upon the request of either party, the parties shall jointly promote the Interface to a client or prospective client.

         (b) The parties shall cooperate to create appropriate promotional material and demonstration systems, including, as appropriate, brochures, demonstration diskettes and other support materials.

         (c) Although each party retains full responsibility for any quotation of the cost of its services to clients and prospective clients, the parties will collaborate to create joint proposals, if appropriate, with each party being responsible for determining the discounts, if any, for its services.

         (d) Each party shall, at least five (5) business days before submitting any proposal to a client or prospective client that calls for collaboration with a provider of services or products, that are the same as or similar to those of the other party, notify such party thereof.

         Section  2.07.   Expenses.   (a)  Expenses   directly  related  to  the
development of the Interface shall be allocated evenly between the parties hereto.

         (b) Except as provided in subsection (a) above, each party shall bear its own expenses incurred in connection with this Agreement, including but not limited to the payment of employee compensation and any expenses incurred in connection with the development of the Interface prior to the effective date hereof.



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                                   ARTICLE III

                                 CONFIDENTIALITY

         Section 3.01. (a) In addition to any covenants with respect to confidentiality contained in the Master Agreement, during the term of this Agreement and for a period of five years thereafter, neither party shall reveal or disclose to third parties, nor use for any purposes other than the fulfillment of this Agreement, any confidential information received from the other party in connection with this Agreement without first obtaining the written consent of such party. This obligation of confidentiality shall not apply to any information that (i) is or becomes a matter of public knowledge,
(ii) is already in the possession of the recipient, (iii) is disclosed to the recipient by a third party having the right to do so, (iv) is in response to a valid order of a court or other governmental body to which a party hereto may be subject or otherwise required by law; provided, however, that in the case of disclosure by the receiving party hereunder, such party shall first have given as much notice to the disclosing party as practical, or (v) is necessary to establish patent rights, copyrights or other intellectual property rights which are capable of being registered, but only after receiving the written consent of the disclosing party, which consent shall not be unreasonably withheld.

         (b)  The  promotion  of  the  Interface  which   inherently   discloses
confidential information of either party shall not in itself be prohibited.

         (c) All information supplied by either party hereto in connection with the development of the Interface shall be treated as confidential information of the party so supplying such information. Information developed during the course of the development of the Interface and in connection therewith shall be treated as the confidential information of both parties.

         (d) Notwithstanding any other provision of this Article III, no copyright license is granted in this Article III by either party to the other with respect to (i) any program code or microcode or (ii) any document or other media containing a notice of copyright which may be included in the information exchanged hereunder.

         (e) No public announcement or other disclosure to third parties concerning the existence of or the terms of this Agreement shall be made, either directly or indirectly, by any party to this Agreement, except as may be legally required, without first obtaining the approval of the other party and agreement upon the nature and text of such announcement or disclosure.



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                                   ARTICLE IV

                             OWNERSHIP OF INTERFACE

         Section 4.01. (a) The copyrights and other intellectual property rights in the Interface, and any related documentation or information containing media developed under this Agreement (hereinafter "Work Product") shall be jointly and equally owned and, subject to Article III, each party shall have the unrestricted right to grant licenses (including the right for any sublicensee to grant sublicenses) to a third party thereunder without accounting and with necessary consent hereby given to the other party as may be required by any country law in granting such licenses to a third party. Notwithstanding the foregoing, neither party may use the Interface in connection with the products or services that compete with products or services of the other party.

         (b) Each party shall have the right to obtain and to hold in the joint owners' name copyrights, registrations and such other statutory and common law protection as may be available, and any extensions and renewals thereof, in the Work Product referred to in this Article IV in which it has joint ownership. Each party agrees to give the other party, and any person designated by the other party, at such other party's expense, all assistance reasonably required to perfect the rights defined in this Article IV.

         (c) Subject to Article III, to the extent that any pre-exist- ing materials, other than program code or microcode, of one party are contained in the Work Product which is owned solely or jointly by the other party, the party providing the pre-existing materials agrees to grant and hereby grants to the owner of the Work Product a non-exclusive, worldwide, and, subject to Section
2.06 hereto, fully paid-up right and license under copyright to use, execute, reproduce, display, perform, distribute copies of, and prepare derivative works of, such pre-existing materials, and to authorize others to do any, some, or all of the foregoing.

         (d) Notwithstanding any other provision of this Agreement, no program code or microcode is licensed under this Agreement. The notice of copyright shall reflect the respective ownership of the materials.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Section 5.01. No Restrictions. Each party represents and warrants that it is under no obligation or restriction, nor will it assume any such obligation or restriction which would in any way


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interfere or be  inconsistent  with the activities to be undertaken  pursuant to this Agreement.

         Section 5.02. Authority to Disclose Information. Each party covenants that, regarding any information to be disclosed to the other party under this Agreement, it has or will have the full right and power to disclose same and that the use of any such information by the other party will not constitute a misuse or misappropriation of any trade secret or any other type of confidential information of any third party.

         Section 5.03. No Liability. Neither party shall be liable to the other party for any lost revenue, lost profits or other consequential damages, even if advised of the possibility of such damages, which may result from its failure to perform its obligations under this Agreement and neither party shall be liable for any claim against the other party by any third party. Notwithstanding this limitation of liability clause, nothing in this Agreement will limit either party's payment obligations hereunder.


                                   ARTICLE VI

                              TERM AND TERMINATION

         Section 6.01. Term. This Agreement shall commence upon the closing of the transactions contemplated by the Master Agreement and shall continue thereafter for a term of five years. Thereaf- ter, this Agreement shall be renewed only upon mutual consent of and for the periods agreed to by the parties hereto.

         Section 6.02.  Termination.  Either party may terminate  this Agreement
(a) by immediate written notice if the other party hereto becomes insolvent, or if a court of competent jurisdiction enters an order or decree in respect of such company under any bankruptcy or similar law, or approving a petition for reorganization or appointing a custodian for all or a substantial part of its assets or ordering liquidation of such company or (b) if the other party has defaulted in any material obligation hereunder by giving at least 30 days' written notice to the breaching party; provided, however, that if the breaching party corrects such default within said 30 day period, this Agreement shall continue in full force and effect.

         Section 6.03. Effect of Termination. Upon termination of this Agreement, the obligations to make payments in accordance with Section 2.07 hereof and the obligations of confidentiality specified in Article III shall nevertheless survive. Upon termina- tion, however, Walsh or Source, as the case may be, shall return to


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the other all  promotional  material and other  confidential  information in its possession regarding the other company's business.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.01. Relationship of the Parties. Nothing in this Agreement shall constitute or be deemed to constitute (a) a partnership between the parties or (b) any party as agent of the other for any purpose, nor shall any party have the authority or power to bind the other without the prior written consent of the other.

         Section 7.02. No Default. No party shall be considered in default because of any failure in the performance of this Agreement if such failure arises out of causes or conditions beyond its control and without its fault or negligence. Such causes may include, but are not limited to, acts of God, fire, labor disputes, Government regulatory action or the like.

         Section 7.03. Assignability. This Agreement shall not be assignable by any party without the prior written consent of the others, other than to a wholly-owned subsidiary of Walsh or Source, as the case may be. In the event of a permitted assignment, however, the assigning party shall guarantee the performance of all its obligations under this Agreement.

         Section 7.04. Amendment. No waiver, modification or alter- ation of any of the provisions of this Agreement shall be binding unless approved in writing by duly authorized representatives of the parties.

         Section 7.05. Entire Agreement. This Agreement embodies the entire contractual relationship between the parties in relation to the subject matter hereof, and no other agreement or understanding, verbal or otherwise, exists between the parties at the time of execution hereof.

         Section 7.06. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal, or unenforceable in any respect for any reason against a party hereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and such invalidity, illegality or unenforceabi-lity shall only apply as to such party in the specific jurisdiction where such judgment shall be made.



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         Section 7.07.  Notices.  All notices in connection  with this Agreement shall be in writing and may be personally delivered or delivered by an overnight delivery service, or registered or certified mail, return receipt requested, or telegraphed, telecopi- ed or teletyped to the following addresses:

                  If to Walsh, to it at:

                                         45 Rockefeller Plaza
                                         Suite 912
                                         New York, NY  10111




                  If to Source, to it at:

                                         2394 E. Camelback Road
                                         Phoenix, AZ  85016


         Section 7.08. Governing Law. This Agreement shall be con- strued in accordance with and governed by the laws of the State of Delaware.





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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement as of the day and year first above written.


                                    WALSH INTERNATIONAL INC.



                                    By:  /s/ Michael A. Hauck
                                        --------------------------


                                    SOURCE INFORMATICS INC.



                                    By:  /s/ Dennis M.J. Turner
                                        ---------------------------


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